                            SCHEDULE 14A INFORMATION

                     Information required in Proxy Statement
                            Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                           THE FIRST ISRAEL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

================================================================================

                              THE CHILE FUND, INC.
                           THE FIRST ISRAEL FUND, INC.
                       THE LATIN AMERICA EQUITY FUND, INC.
                            THE INDONESIA FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                   ----------

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2006

                                   ----------

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meetings of Shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") (each a "Meeting" and collectively, the "Meetings") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th streets), 16th Floor, New York, New York 10017, on the following dates and times:

     The Chile Fund, Inc. ("CH")                   April 20, 2006     3:00 p.m.
     The First Israel Fund, Inc. ("ISL")           April 20, 2006     3:30 p.m.
     The Latin America Equity Fund, Inc. ("LAQ")   April 20, 2006     4:00 p.m.
     The Indonesia Fund, Inc. ("IF")               April 20, 2006     4:30 p.m.

     The purpose of the Meetings is to consider and act upon the following proposal for each Fund and to consider and act upon such other matters as may properly come before the Meetings or any adjournments thereof:

          1. CH -- To elect two Directors for a three-year term and two Directors for a one-year term;

               ISL -- To elect two Directors for a three-year term and two Directors for a one-year term;

               LAQ -- To elect two Directors for a three-year term, one Director for a two-year term and one Director for a one-year term; and

               IF -- To elect two Directors for a three-year term and one Director for a two-year term.

     This item is discussed in greater detail in the attached Joint Proxy Statement.

     The close of business on February 24, 2006 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Meetings.

     This notice and related proxy material are first being mailed to shareholders on or about March 1, 2006.

                                     By Order of each Board of Directors

                                                  /s/ Michael A. Pignataro
                                                     MICHAEL A. PIGNATARO
                                                           SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETINGS. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 1, 2006
New York, New York

                 (This page has been left blank intentionally.)

                              THE CHILE FUND, INC.
                           THE FIRST ISRAEL FUND, INC.
                       THE LATIN AMERICA EQUITY FUND, INC.
                            THE INDONESIA FUND, INC.
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                   ----------

                          JOINT PROXY STATEMENT FOR THE
                         ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2006

                                   ----------

     This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders of the Funds to be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on April 20, 2006 for all the Funds, and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card (the "Proxy") accompany this Joint Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, or personal interviews conducted by officers or employees of the Funds, Credit Suisse, the investment adviser to the Funds, Bear Stearns Funds Management Inc., the administrator of the Funds (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by each Fund and which will receive a fee not to exceed $1,500 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne one-fourth by each Fund. This Joint Proxy Statement is expected to be mailed to shareholders on or about March 1, 2006.

     Credit Suisse has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. Celfin Capital Servicios Financieros S.A. ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to The Chile Fund, Inc. ("CH") and The Latin America Equity Fund, Inc. ("LAQ"). Credit Suisse Asset Management Limited ("Credit Suisse Australia"), located at Level 32, Gateway Building, 1 Macquarie Place, Sydney, NSW 2000, serves as investment sub-adviser to The Indonesia Fund, Inc. ("IF"). Credit Suisse Asset Management Limited ("Credit Suisse UK"), located at Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England and Analyst Exchange and Trading Services, Ltd., 46 Rotchild Blvd., Tel Aviv, Israel, serve as investment sub-advisers to The First Israel Fund, Inc. ("ISL").

     The Annual Reports, containing audited financial statements for the fiscal year ended December 31, 2005 for CH, ISL,(1) LAQ and IF accompany this Proxy Statement. They are not to be regarded as proxy-soliciting material.

----------
(1) ISL's fiscal year end-date was recently changed from September 30 to December 31. Accordingly, the most recent Annual Report for ISL contains audited financial statements for the period from October 1, 2005 through December 31, 2005.

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RELEVANT FUND BY CALLING 1-800-293-1232, BY WRITING TO THE SECRETARY OF THE RELEVANT FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUNDS' WEBSITE AT www.credit-suisse.com/us. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     If an enclosed Proxy is properly executed and returned in time to be voted at the Meeting to which it relates, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of each Fund's nominee(s) for Director, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meetings and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. In the event that a quorum is not present at a Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn such Meeting, without notice other than an announcement at such Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of a Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of a Director at each Meeting will require that the successful candidate(s) receive a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the elections.

     Credit Suisse and its affiliates have advised the Funds that they intend to vote the shares over which they have voting power at the Meetings, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     Each Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). Each Share of a Fund is entitled to one vote at that Fund's Meeting, and fractional Shares are entitled to a proportionate share of one vote. On the record date, February 24, 2006, the following number of Shares of each Fund were issued and outstanding:

                          CH         10,139,926 Shares
                          ISL        4,259,295 Shares
                          LAQ        6,322,240 Shares
                          IF         8,266,202 Shares

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. To the extent information regarding common ownership is available to the Funds, a shareholder who owns of record Shares in more than one Fund will receive a package containing this Joint Proxy Statement and Proxies for each Fund in which that shareholder owns Shares. If information relating to common ownership is not available to the Funds, a shareholder who beneficially owns Shares in more than one Fund may receive more than one package, each containing this Joint Proxy Statement and a Proxy for a single Fund. It is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

     In order that your Shares may be represented at the Meeting(s), you are requested to:

     --  indicate your instructions on the Proxy;
     --  date and sign the Proxy;
     -- mail the Proxy promptly in the enclosed envelope; and -- allow sufficient time for the Proxy to be received and processed on or before the commencement of the applicable Meeting(s) on the dates and at the times indicated below.

                          CH         April 20, 2006    3:00 p.m.
                          ISL        April 20, 2006    3:30 p.m.
                          LAQ        April 20, 2006    4:00 p.m.
                          IF         April 20, 2006    4:30 p.m.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The only proposal to be submitted at the Meetings will be the election of Directors. If elected, each Director will hold office for the term set forth below and until his successor is elected and qualified.

     Pursuant to each Fund's Articles of Incorporation, each Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Each nominee will serve until the Annual Meeting in the year noted below of the Fund(s) on the Board(s) of which he sits or until his successor is elected and qualified. Each nominee has indicated an intention to serve if elected and has consented to being named in this Joint Proxy Statement. The nominees for election to the Boards of the Funds are as follows:

              CH:             Enrique R. Arzac (Class I Director, three-year term ending 2009)
                              Lawrence D. Haber (Class I Director, three-year term ending 2009)
                              Lawrence J. Fox (Class II Director, one-year term ending 2007)
                              Martin M. Torino (Class II Director, one-year term ending 2007)
              LAQ:            Enrique R. Arzac (Class III Director, three-year term ending 2009)
                              Lawrence J. Fox (Class III Director, three-year term ending 2009)

                              Steven N. Rappaport (Class II Director, two-year term ending 2008)
                              Lawrence D. Haber (Class I Director, one-year term ending 2007)
              IF:             Enrique R. Arzac (Class III Director, three-year term ending 2009)
                              Steven N. Rappaport (Class III Director, three-year term ending 2009)
                              Lawrence D. Haber (Class II Director, two-year term ending 2008)
              ISL:            Enrique R. Arzac (Class III Director, three-year term ending 2009)
                              Lawrence D. Haber (Class III Director, three-year term ending 2009)
                              Phillip Goldstein (Class I Director, one-year term ending 2007)
                              Lawrence J. Fox (Class I Director, one-year term ending 2007)

     Information about each nominee is set forth in more detail below.

     The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds. The current terms of office of each Fund's officers will end at the applicable Board of Directors' meeting next following the Meeting.

                                    DIRECTORS

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                              PRINCIPAL            FUND
                               POSITION(S)        TERM OF OFFICE AND        OCCUPATION(S)        COMPLEX
    NAME, ADDRESS AND           HELD WITH           LENGTH OF TIME           DURING THE          OVERSEEN      OTHER DIRECTORSHIPS
      DATE OF BIRTH              FUND(S)                SERVED             PAST FIVE YEARS     BY DIRECTOR*      HELD BY DIRECTOR
--------------------------  ------------------  -----------------------  -------------------  ---------------  ---------------------
NON-INTERESTED NOMINEES

FOR DIRECTOR:
Enrique R. Arzac            CH, LAQ and ISL:    CH, LAQ, and ISL:        Professor of               47         Director of The
 c/o Credit Suisse Asset    Chairman of the     Since 1996; Chairman     Finance and                           Adams Express
 Management, LLC            Board of            since 2005; current      Economics, Graduate                   Company (a
 Attn: General Counsel      Directors,          term ends at the 2006    School of Business,                   closed-end
 466 Lexington Avenue       Nominating          annual meeting           Columbia University                   investment company);
 New York, New York         Committee Chairman                           since 1971                            Director of
 10017-3140                 and Audit           IF: Since 2000;                                                Petroleum and
 Date of Birth: 10/02/41    Committee Member    Chairman since 2005;                                           Resources
                                                current term ends at                                           Corporation (a
                            IF: Chairman of     the 2006 annual meeting                                        closed-end
                            the Board of                                                                       investment company)
                            Directors,
                            Nominating and
                            Audit Committee
                            Member

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                              PRINCIPAL            FUND
                               POSITION(S)        TERM OF OFFICE AND        OCCUPATION(S)        COMPLEX
    NAME, ADDRESS AND           HELD WITH           LENGTH OF TIME           DURING THE          OVERSEEN      OTHER DIRECTORSHIPS
      DATE OF BIRTH              FUND(S)                SERVED             PAST FIVE YEARS     BY DIRECTOR*      HELD BY DIRECTOR
--------------------------  ------------------  -----------------------  -------------------  ---------------  ---------------------
Lawrence J. Fox             IF: Director,       IF: Since 2000;          Partner, Drinker            6         Director, Winthrop
 One Logan Square           Nominating          current term ends at     Biddle & Reath (law                   Trust Company
 18th & Cherry Streets      Committee Chairman  the 2008 annual meeting  firm) since 1972
 Philadelphia,              and Audit
 Pennsylvania 19103         Committee Member
 Date of Birth: 07/17/43

Phillip Goldstein           ISL: Director,      ISL: Since 2005;         Investment Adviser,         2         Director, Brantley
 60 Heritage Drive          Nominating and      current term ends at     Opportunity                           Capital Corporation;
 Pleasantville, NY 10570    Audit Committee     the 2006 annual meeting  Partners L.P. since                   Director, Mexico
 Date of Birth: 01/28/45    Member                                       1992                                  Equity and Income
                                                                                                               Fund

Steven N. Rappaport         CH, LAQ, IF and     CH: Since 2003;          Partner of Lehigh          47         Director of
 c/o Lehigh Court, LLC      ISL: Director,      current term ends at     Court, LLC and RZ                     Presstek, Inc. (a
 40 East 52nd Street        Nominating and      the 2008 annual          Capital (private                      digital imaging
 New York, New York 10022   Audit Committee     meeting                  investment firms)                     technologies
 Date of Birth: 07/10/48    Member                                       from July 2002 to                     company); Director
                                                IF: Since 2005;          present; Transition                   of Wood Resources,
                                                current term ends at     Adviser to SunGard                    LLC (a plywood
                                                the 2006 annual          Securities Finance,                   manufacturing
                                                meeting                  Inc. from February                    company)
                                                                         2002 to July 2002;
                                                LAQ: Since 2005;         President of
                                                current term ends at     SunGard Securities
                                                the 2006 annual          Finance, Inc. from
                                                meeting                  2001 to February
                                                                         2002; President of
                                                ISL: Since 2005;         Loanet, Inc. (an
                                                current term ends at     on-line accounting
                                                the 2008 annual meeting  service) from 1997
                                                                         to 2001

Martin M. Torino            LAQ and CH:         LAQ: Since 1990;         Chief Executive             3         None
 c/o Credit Suisse Asset    Director,           current term ends at     Officer and
 Management, LLC            Nominating and      the 2007 annual meeting  Director of Celsur
 Attn: General Counsel      Audit Committee                              Logistica S.A.
 466 Lexington Avenue       Member              CH: Since 2005;          (Logistics) since
 New York, New York                             current term ends at     2002; Chairman of
 10017-3140                                     the 2006 annual meeting  the Board of
 Date of Birth: 08/14/49                                                 Ingenio y Refineria
                                                                         San Martin Del
                                                                         Tabacal S.A. (a
                                                                         sugar refinery)
                                                                         from August 1996 to
                                                                         2000

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                              PRINCIPAL            FUND
                               POSITION(S)        TERM OF OFFICE AND        OCCUPATION(S)        COMPLEX
    NAME, ADDRESS AND           HELD WITH           LENGTH OF TIME           DURING THE          OVERSEEN      OTHER DIRECTORSHIPS
      DATE OF BIRTH              FUND(S)                SERVED             PAST FIVE YEARS     BY DIRECTOR*      HELD BY DIRECTOR
--------------------------  ------------------  -----------------------  -------------------  ---------------  ---------------------
INTERESTED NOMINEE FOR DIRECTOR:

Lawrence D. Haber**         None                None                     Managing Director           7         None
 c/o Credit Suisse Asset                                                 and Chief Operating
 Management, LLC                                                         Officer of Credit
 466 Lexington Avenue                                                    Suisse; Member of
 New York, New York                                                      Credit Suisse's
 Date of Birth: 06/27/51                                                 Management
                                                                         Committee; Chief
                                                                         Financial Officer
                                                                         of Merrill Lynch
                                                                         Investment Managers
                                                                         from 1997 to 2003

NON-INTERESTED DIRECTORS:

James J. Cattano            CH, LAQ and ISL:    CH: Since 1989;          President, Primary          6         None
 c/o Primary Resources,     Director, Audit     current term ends at     Resources, Inc. (an
 Inc.                       Committee Chairman  the 2008 annual          international
 55 Old Field Point Road    and Nominating      meeting                  trading and
 Greenwich, Connecticut     Committee Member                             manufacturing
 06830                                          LAQ: Since 1990;         company
 Date of Birth: 06/24/43                        current term ends at     specializing in the
                                                the 2008 annual          sale of
                                                meeting                  agricultural
                                                                         commodities
                                                ISL: Since 2005;         throughout Latin
                                                current term ends at     American markets)
                                                the 2008 annual meeting  since October 1996

Richard H. Francis          IF: Director,       IF: Since 1990;          Currently retired          41         None
 c/o Credit Suisse Asset    Nominating          current term ends at
 Management, LLC            Committee Member    the 2007 annual meeting
 Attn: General Counsel      and Audit
 466 Lexington Avenue       Committee Chairman
 New York, New York
 10017-3140
 Date of Birth: 04/23/32

                                    OFFICERS

    NAME, ADDRESS AND          POSITIONS(S) HELD                                               PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH               WITH FUND(S)         LENGTH OF TIME SERVED                 DURING THE PAST FIVE YEARS
-------------------------    ---------------------    --------------------------     -----------------------------------------------
Matthew J. K. Hickman        CH and LAQ: Chief        CH and LAQ: Since 2004         Director of Credit Suisse; Associated with
 Credit Suisse Asset         Investment Officer                                      Credit Suisse since December 2003; Financial
 Management, LLC                                                                     Advisor with Global Advisors from July 2003 to
 466 Lexington Avenue                                                                November 2003; General Manager of Compass Group
 New York, New York                                                                  Investment Advisors S.A. from February 2002 to
 10017-3140                                                                          July 2003; Financial Advisor with Credit Suisse
 Date of Birth: 01/21/64                                                             First Boston from August 2000 to February 2002;
                                                                                     Director ABN AMRO from September 1998 to
                                                                                     August 2000; Officer of other Credit Suisse
                                                                                     Funds

Neil Gregson                 ISL: Chief Investment    Since 2004                     Managing Director of Credit Suisse Asset
 c/o Credit Suisse Asset     Officer                                                 Management Limited; Associated with Credit
 Management, LLC                                                                     Suisse since 1990
 466 Lexington Avenue
 New York, New York
 10017-3140
 Date of Birth: 05/10/62

Boon Hong Yeo                IF: Chief Investment     IF: Since 2003                 Director of Credit Suisse Australia; Director
 c/o Credit Suisse Asset     Officer                                                 of AIB Govett (Asia) Limited from October 2001
 Management, LLC                                                                     to April 2002; Managing Director of Zenith
 466 Lexington Avenue                                                                Asset Management Singapore from January 2001 to
 New York, New York                                                                  September 2001; Associate Director of CMG First
 10017-3140                                                                          State Singapore from 1994 to 2000
 Date of Birth: 05/02/60

Steven B. Plump              CH, LAQ, IF and ISL:     CH, LAQ, IF and ISL: Since     Managing Director of Credit Suisse; Associated
 Credit Suisse Asset         Chief Executive          2005                           with Credit Suisse or its predecessor since
 Management, LLC             Officer and President                                   1995; Officer of other Credit Suisse Funds
 466 Lexington Avenue
 New York, New York
 10017-3140
 Date of Birth: 02/08/59

Michael A. Pignataro         CH, LAQ, IF and ISL:     CH, LAQ, IF and ISL: Since     Director and Director of Fund Administration of
 Credit Suisse Asset         Chief Financial          1993                           Credit Suisse; Associated with Credit Suisse or
 Management, LLC             Officer and Secretary                                   its predecessor since 1984; Officer of other
 466 Lexington Avenue                                                                Credit Suisse Funds
 New York, New York
 10017-3140
 Date of Birth: 11/15/59

Emidio Morizio               CH, LAQ, IF and ISL:     CH, LAQ, IF and ISL: Since     Director and Global Head of Compliance of
 Credit Suisse Asset         Chief Compliance         2004                           Credit Suisse; Associated with Credit Suisse
 Management, LLC             Officer                                                 since July 2000; Vice President and Director of
 466 Lexington Avenue                                                                Compliance of Forstmann-Leff Associates from
 New York, New York                                                                  1998 to June 2000; Officer of other Credit
 10017-3140                                                                          Suisse Funds
 Date of Birth: 09/21/66

    NAME, ADDRESS AND          POSITIONS(S) HELD                                               PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH               WITH FUND(S)         LENGTH OF TIME SERVED                 DURING THE PAST FIVE YEARS
-------------------------    ---------------------    --------------------------     -----------------------------------------------
Ajay Mehra                   CH, LAQ, IF and ISL:     CH, LAQ, IF and ISL: Since     Director and Head of Legal Americas Traditional
 Credit Suisse Asset         Chief Legal Officer      2004                           Asset Management and Hedge Funds of Credit
 Management, LLC                                                                     Suisse; Associated with Credit Suisse since
 466 Lexington Avenue                                                                September 2004; Senior Associate of Shearman &
 New York, New York                                                                  Sterling LLP from September 2000 to September
 10017-3140                                                                          2004; Senior Counsel of the SEC Division of
 Date of Birth: 08/14/70                                                             Investment Management from June 1997 to
                                                                                     September 2000; Officer of other Credit Suisse
                                                                                     Funds

J. Kevin Gao                 CH, LAQ, IF and ISL:     CH, LAQ, IF and ISL: Since     Director and Legal Counsel of Credit Suisse;
 Credit Suisse Asset         Senior Vice President    2004                           Associated with Credit Suisse since July 2003;
 Management, LLC                                                                     Associated with the law firm of Willkie Farr &
 466 Lexington Avenue                                                                Gallagher LLP from 1998 to 2003; Officer of
 New York, New York                                                                  other Credit Suisse Funds
 10017-3140
 Date of Birth: 10/13/67

Robert M. Rizza              CH, LAQ, IF and ISL:     CH, LAQ, IF and ISL: Since     Vice President of Credit Suisse; Associated
 Credit Suisse Asset         Treasurer                1999                           with Credit Suisse since 1998; Officer of other
 Management, LLC                                                                     Credit Suisse Funds
 466 Lexington Avenue
 New York, New York
 10017-3140
 Date of Birth: 12/09/65

----------
 * Includes funds in the Fund Complex, which are not covered in this proxy statement, for which nominees are seeking election at an April 20, 2006 shareholder meeting to the boards of funds on which they do not currently serve as Directors.

** Mr. Haber is an "interested person" of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) by virtue of his current position as an officer of Credit Suisse.

     Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                   DIRECTOR OR NOMINEE IN CREDIT
                                           DOLLAR RANGE OF EQUITY SECURITIES        SUISSE FAMILY OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE                           OWNED*(1)(2)                        COMPANIES*(1)(3)
---------------------------                ---------------------------------    -----------------------------------
NON-INTERESTED NOMINEES FOR DIRECTOR:
Enrique R. Arzac                                         CH:  C                                  E
                                                         LAQ: C
                                                         IF:  B
                                                         ISL: C

Lawrence J. Fox                                          CH:  A                                  C
                                                         LAQ: A
                                                         IF:  A
                                                         ISL: A

Phillip Goldstein                                        ISL: B                                  E

Steven N. Rappaport                                      CH:  C                                  E
                                                         LAQ: C
                                                         IF:  C
                                                         ISL: D

Martin M. Torino                                         CH:  B                                  C
                                                         LAQ: C

INTERESTED NOMINEE FOR DIRECTOR:
Lawrence D. Haber                                        CH:  A                                  A
                                                         LAQ: A
                                                         IF:  A
                                                         ISL: A

NON-INTERESTED DIRECTORS:
James J. Cattano                                         CH:  C                                  D
                                                         LAQ: C
                                                         ISL: B

Richard H. Francis                                       IF:  A                                  E

----------
*    Key to Dollar Ranges
          A.   None
          B.   $1 - $10,000
          C.   $10,001 - $50,000
          D.   $50,001 - $100,000
          E.   over $100,000

(1) This information has been furnished by each Director as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) Each Fund's Directors and officers, in the aggregate, own less than 1% of that Fund's outstanding equity securities.

(3) "Credit Suisse Family of Investment Companies" means those registered investment companies that share Credit Suisse as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2005, none of the non-interested nominees for election to the Boards, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

     During the fiscal year ended December 31, 2005, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Boards attended by him and was reimbursed for expenses incurred in connection with his attendance at the Funds' Board meetings. Effective January 1, 2006, those fees will increase to $10,000 and $1,000, respectively. The total remuneration paid or accrued by CH, LAQ and IF during the fiscal year ended December 31, 2005 to all such unaffiliated Directors was $31,125, $29,625 and $32,125, respectively, and by ISL during the fiscal year ended September 30, 2005 was $23,000. Each Director of CH, LAQ, IF and ISL receives fifty percent of his annual fee in the form of shares purchased by the Fund's transfer agent in the open market on his behalf.

     During the fiscal year ended December 31, 2005 for CH, LAQ and IF, each Board convened six times. During the fiscal year ended September 30, 2005, the Board of ISL convened seven times. Each Director attended at least seventy-five percent of the aggregate number of meetings of each Board and any committees on which he served during the period for which he was a Director.

     Each Fund has an Audit Committee consisting of all the Directors who are not interested persons of that Fund and who are independent of that Fund (as such term is defined by the listing standards of the New York Stock Exchange ("NYSE") for CH, LAQ and ISL and by the listing standards of the American Stock Exchange ("AMEX") for IF). Each of the Audit Committees of CH, LAQ and IF convened four times during the fiscal year ended December 31, 2005. The Audit Committee of ISL convened four times during the fiscal year ended September 30, 2005. Each Fund's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting that Fund.

     Messrs. Arzac, Cattano, Rappaport and Torino constitute CH's Nominating Committee; Messrs. Arzac, Cattano, Rappaport and Torino constitute LAQ's Nominating Committee; Messrs. Arzac, Fox, Francis and Rappaport constitute IF's Nominating Committee; and Messrs. Arzac, Cattano, Goldstein and Rappaport constitute ISL's Nominating Committee, each of which is composed of Directors who are not interested persons of the applicable Fund and who are independent of that Fund (as such term is defined by the NYSE's listing standards for CH, LAQ and ISL and by the AMEX's listing standards for IF). Each of the Nominating Committees of CH, LAQ and IF convened five times during the fiscal year ended December 31, 2005. The Nominating Committee of ISL convened six times during the fiscal year ended September 30, 2005.

     At a meeting of CH's Nominating Committee held on December 6, 2005, the Nominating Committee (with the nominees abstaining from voting) nominated Mr. Arzac for a three-year term and Messrs. Fox and Torino, each for a one-year term. At a meeting of LAQ's Nominating Committee held on December 6, 2005, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Arzac and Fox, each for a three-year term, and Mr. Rappaport for a two-year term. At a meeting of IF's Nominating Committee held on December 6, 2005, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Arzac and Rappaport each for a three-year term. At a meeting of ISL's Nominating Committee held on December 6, 2005, the Nominating Committee (with the nominees abstaining from voting) nominated Mr. Arzac for a three-year term and Messrs. Goldstein and Fox each for a one-year term. At a meeting of the Nominating Committee of CH, LAQ, IF and ISL held on February 15, 2006, the Nominating Committee nominated Mr. Haber for three-, one-, two- and three-year terms, respectively.

     Each Fund's Nominating Committee selects and nominates Directors. Each Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to CH, LAQ and IF's proxy statements dated

March 1, 2004 and as Appendix B to ISL's proxy statement dated February 29,
2005). In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of a Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of a Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in a Fund's By-laws, or as required by any relevant stock exchange listing standards.

     None of the Funds has a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Boards should send them to the address of the relevant Fund and to the attention of that Board. All such communications will be directed to the Board's attention.

     The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings of Shareholders.

                         REPORTS OF THE AUDIT COMMITTEES

     Pursuant to the Audit Committee Charter adopted by each Fund's Board (a copy of which was included as Appendix B to CH, LAQ and IF's proxy statements dated March 1, 2004 and as Appendix C to ISL's proxy statement dated February 29, 2005), the Audit Committee is responsible for conferring with that Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of that Fund's independent registered public accounting firm and overseeing that Fund's internal controls. Each Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to that Fund and to Credit Suisse and certain of its affiliates. Each Audit Committee advises a Fund's full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

     Each Audit Committee has met with the applicable Fund's management to discuss, among other things, that Fund's audited financial statements for the fiscal year ended December 31, 2005. Each Audit Committee has also met with the Funds' independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of that Fund's audit, that Fund's financial statements and that Fund's accounting controls. Each Audit Committee has received from PwC the letter required by the Securities and Exchange Commission's (the "SEC") independence rules describing any relationships between it and the applicable Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. Each Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to that Fund, to Credit Suisse and its affiliates was compatible with maintaining PwC's independence.

     The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not employed by a Fund for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, an Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not provide assurance that the audit of a Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, each Audit Committee recommended to the Board that the applicable Fund's audited financial statements be included in that Fund's 2005 Annual Report to Shareholders for the fiscal year ended December 31, 2005 and be mailed to shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND'S BOARD OF DIRECTORS

CH

Enrique R. Arzac
James J. Cattano
Steven N. Rappaport
Martin M. Torino

IF

Enrique R. Arzac
Lawrence J. Fox
Richard H. Francis
Steven N. Rappaport

LAQ

Enrique R. Arzac
James J. Cattano
Steven N. Rappaport
Martin M. Torino

ISL

Enrique R. Arzac
James J. Cattano
Phillip Goldstein
Steven N. Rappaport

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At meetings held on November 17, 2005 each Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2006 for CH, ISL, LAQ and IF. PwC has been each Fund's independent registered public accounting firm since that Fund commenced operations, and has informed each Fund that it has no direct or material indirect financial interest in that Fund. A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

     The information in the table below is provided for services rendered to CH, LAQ and IF by PwC for its fiscal years ended December 31, 2004 and December 31, 2005 and to ISL by PwC for its fiscal years ended September 30, 2004 and September 30, 2005.

                                              2005                                                2004
                       -------------------------------------------------   -------------------------------------------------
                           CH           IF           LAQ         ISL           CH           IF          LAQ          ISL
Audit Fees             $   56,700   $   33,800   $   59,850   $   56,550   $   71,450   $   32,000   $   56,150   $   51,000
Audit-Related
Fees(1)                $    3,150   $    3,150   $    3,150   $   12,050   $    7,000   $    4,500   $    4,500   $   11,500
Tax Fees(2)            $    7,860   $    7,860   $    7,860   $   23,860   $    7,482   $    7,482   $    7,482   $   26,482
All Other Fees         $        0   $        0   $        0   $        0   $        0   $        0   $        0   $        0
Total                  $   67,710   $   44,810   $   70,860   $   92,460   $   85,932   $   43,982   $   68,132   $   88,982

----------
(1) Amounts for CH include a special review of the tax provision for local Chilean taxes, and for ISL include a test procedure on that fund's compliance with an Israel tax ruling.

(2) Tax services in connection with the Funds' excise tax calculations and review of the Funds' applicable tax returns and for ISL, for services in connection with that fund's Israeli tax authority filing ($19,000 in 2004 and $16,000 in 2005).

     Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse, and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). Each Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than Credit Suisse or a Fund's officers). Pre-approval by an Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate fees billed by PwC for non-audit services rendered to CH for the fiscal years ended December 31, 2004 and December 31, 2005 were $14,482 and $11,010, respectively. The aggregate fees billed by PwC for non-audit services rendered to IF for the fiscal years ended December 31, 2004 and December 31, 2005 were $11,982 and $11,010, respectively. The aggregate fees billed by PwC for non-audit services rendered to LAQ for the fiscal years ended December 31, 2004 and December 31, 2005 were $11,982 and $11,010, respectively. The aggregate fees billed by PwC for non-audit services rendered to ISL for the fiscal years ended September 30, 2004 and September 30, 2005 were $37,982 and $35,910, respectively. These amounts include fees for non-audit services required to be pre-approved by the Funds' Audit Committees.

     The aggregate fees billed by PwC for non-audit services that directly relate to each of CH, LAQ and ISL that were rendered to Credit Suisse and any Covered Service Provider for the fiscal years ended December 31, 2004 (September 30, 2004 in the case of ISL) and December 31, 2005 (September 30, 2005 in the case of ISL) were $0 and $394,000, respectively. The aggregate fees billed by PwC for non-audit services that directly relate to IF that were rendered to Credit Suisse and any Covered Service Provider for the fiscal years ended December 31, 2004 and December 31, 2005 were $0 and $2,444,000, respectively.

                                  COMPENSATION

     The following table shows certain compensation information for the Directors of each Fund for the calendar year ended December 31, 2005. All officers of the Funds are employees of and are compensated by Credit Suisse. None of the Funds' executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from any Fund for such period. None of the Funds has any bonus, profit sharing, pension or retirement plans.

                                                                                                    TOTAL COMPENSATION FROM FUND
                                                            AGGREGATE COMPENSATION                    AND FUND COMPLEX PAID TO
NAME OF DIRECTOR                                                  FROM FUND                                 DIRECTORS*
----------------                                -------------------------------------------------           ----------
                                                        CH           IF          LAQ          ISL
NON-INTERESTED NOMINEES FOR DIRECTOR:
Enrique R. Arzac                                     $8,500       $9,000       $8,000       $9,000       $        134,667
Lawrence J. Fox                                         n/a       $9,000          n/a          n/a       $         53,000
Phillip Goldstein                                       n/a          n/a          n/a       $6,250       $         13,417
Steven N. Rappaport                                  $8,500       $5,625       $5,625       $9,000       $        109,200
Martin M. Torino                                     $5,625          n/a       $8,000          n/a       $         26,292

NON-INTERESTED DIRECTORS:
James J. Cattano                                     $8,500          n/a       $8,000       $6,750       $         36,917
Richard H. Francis                                      n/a       $8,500          n/a          n/a       $         81,500

----------
* 47 funds comprise the Fund complex. See the "Directors" table for the number of funds each Director serves.


EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR FOR THAT FUND.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon a review of filings made pursuant to Section 13 of the 1934 Act, as of February 15, 2006: (i) to IF's knowledge no shareholder held 5% or more of its Shares; and (ii) the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of each of CH, LAQ and ISL because they possessed or shared voting or investment power with respect to CH's, LAQ's or ISL's Shares, as applicable:

                                                                                  PERCENT
                                                         NUMBER OF SHARES           OF
NAME AND ADDRESS                                        BENEFICIALLY OWNED        SHARES
----------------                                        ------------------       --------
CH
Administradora de Fondos de                                 2,374,199              23.41%
Pensiones de Provida, S.A.*
Avenida Pedro de Valdivia 100 Piso 9
Santiago, Chile

A.F.P. Habitat S.A.**                                       2,513,860              24.79%
Avenida Providencia 1909 Piso 9 -
Providencia
Santiago, Chile

LAQ
City of London***                                           1,069,140              16.91%
10 Eastcheap
London EC3M 1LX
England

ISL
OTR Nominee Name for The State                                243,500               5.72%
Teachers Retirement Board of
Ohio
275 East Broad Street
Columbus, Ohio 43215****

City of London***                                             246,309               5.78%
10 Eastcheap
London EC3M 1LX
England

----------

*    AS STATED IN SCHEDULE 13D FILED WITH THE SEC ON SEPTEMBER 9, 2003.
**   AS STATED IN SCHEDULE 13D FILED WITH THE SEC ON MAY 19, 2004.
*** AS STATED IN SCHEDULE 13G FILED WITH THE SEC ON FEBRUARY 6, 2006. **** AS STATED IN SCHEDULE 13G FILED WITH THE SEC ON FEBRUARY 14, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that, for the fiscal year ended December 31, 2005 (and September 30, 2005, in the case of ISL), all filing requirements applicable to such persons were complied with.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2007 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than November 1, 2006. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

     Pursuant to the By-laws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the relevant Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the relevant Fund c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder to a Fund shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2007 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meetings, other than the matters set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the relevant Fund.

                             THE CHILE FUND, INC.
                           THE FIRST ISRAEL FUND, INC.
                       THE LATIN AMERICA EQUITY FUND, INC.
                            THE INDONESIA FUND, INC.

                                APRIL 20, 2006

SKU#JOINT QT-Proxy-0406

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                                      PROXY
                           THE FIRST ISRAEL FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     I hereby appoint J. Kevin Gao and Karen Regan, each with the power of substitution, as proxies for the undersigned to vote the shares of The First Israel Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on April 20, 2005 at 3:30 p.m., Eastern time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

   _____________________________SEE REVERSE SIDE_____________________________

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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[x] Please mark votes as in this example.

     This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board's nominees for Director named below.

     The Board of Directors of the Fund unanimously recommends a vote "FOR" the nominees named below.

1.   Election of the following nominees as Director:

     Nominees:    (01)   Enrique R. Arzac (three-year term)
                  (02)   Lawrence D. Haber (three-year term)
                  (03)   Phillip Goldstein (one-year term)
                  (04)   Lawrence J. Fox (one-year term)

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
     FOR the nominees listed             [ ]   WITHHOLD AUTHORITY to vote for any
     above (except as marked to                individual nominee, strike a line
     the contrary above) [ ]                   through such individual's name above
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     (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

     MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT [ ]

     Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                                  Date
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Signature:                                  Date
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IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.